                                                                    EXHIBIT 10.1

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

In re:                            )        Chapter II

POLYNESIA VILLAGE ASSOCIATES,     )        Case No. 92 B 19309

         Debtor.                  )        Hon. Susan Pierson Sonderby

                                  AGREED ORDER

         THIS CAUSE coming on to be heard at a settlement conference on Vinland Property Trust's ("Vinland") Second Motion for Entry of an Order, Pursuant to 11 U.S.C. Section 1142(b), Directing the Reorganized Debtor to Immediately Execute and Deliver a Quitclaim Deed ("Motion"); Polynesia Village Associates ("Debtor") having appeared at the settlement conference by and through Michael Kolodny, Jeffrey Kolodny and Steven Nagler, who collectively represent both of the Debtor's general partners, and its counsel, Bruce Friedman; Vinland having appeared at the settlement conference by and through its President, William Friedman, and its counsel, Melanie Rovner Cohen and Michael M. Eidelman; the Court having heard statements of the parties with respect to the Motion and having negotiated a settlement, as set forth below, acceptable to both Vinland and the Debtor; counsel for the holder of the first mortgage on the Property (as that term is defined in the Motion), State Street Bank & Trust Co., Trustee for 1992-M1 Series Pass Through Certificates having reviewed this Order and having no objections to its entry; and the Court being otherwise fully advised in the premises;

         NOW, THEREFORE, IT IS HEREBY ORDERED THAT:

         1. Within three (3) days of the entry of this Order, Debtor shall execute the Quitclaim Deed ("Deed") attached hereto as Exhibit "A" and deliver same to Melanie Rovner Cohen in her capacity as Escrow Agent ("Escrow Agent");

         2. Simultaneously with the delivery of the Deed, Debtor and Vinland shall execute the Escrow Agreement, in substantially the form of attached Exhibit "B", and deliver same to the Escrow Agent;

         3. Upon the Escrow Agent's receipt of the Deed, Vinland shall pay the Debtor the sum of $75,000;

         4. Between January 1, 1996 and February 22, 1996, Vinland or its nominee shall deliver $100,000 in cash or in the form of a cashier's or certified check payable to the Debtor ("Proceeds"), to the Escrow Agent. The Escrow Agent is authorized and directed to simultaneously deliver the Proceeds to Bruce Friedman and the Deed to Vinland or its nominee;





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         5.      Effective immediately, all decisions concerning the Property, including, without limitation, decisions concerning the painting, repair or sale of the Property, shall be made exclusively by Vinland. Debtor shall not be entitled to any information concerning the Property, including, without limitation, information prepared by the manager of the Property, other than operating statements concerning the Property prepared by Vinland in the ordinary course. Vinland agrees to indemnify and hold Debtor and its general partners harmless from and against any and all liability for damages, claims, demands, actions, causes of action, suits, costs, penalties and expenses, including, but not limited to attorneys' fees, for occurrences arising from and after the date hereof, in connection with the Property or Vinland's operation or management of the Property;

         6. Obligations of the Debtor that are not directly related to the operation of the Property in the ordinary course, including, without limitation, liabilities to third persons for legal (other than for tenant evictions), accounting and "general partner" fees, shall be satisfied directly by the Debtor, and not from cash generated by the Property. Vinland shall cause obligations of the Debtor that are directly related to the operation of the Property in the ordinary course, other than obligations covered by insurance policies or tort or liability claims, if any, to be paid from cash generated by the Property.

         7. Subject to the terms of the Escrow Agreement, the Debtor and its general partners hereby relinquish all of their interest in the Property, including without limitation, any personalty located at the Property and any bank accounts in the Debtor's name that are not located in Chicago. Furthermore, the Debtor and its general partners expressly acknowledge that no funds are owed to any of them for services rendered or to be rendered at the Property which are recoverable from the Property or from funds generated by the Property. Nothing contained herein shall be interpreted to abrogate Vinland's payment obligation as set forth in Paragraph 4 above.

         8. Vinland, the Debtor and the Debtor's general partners shall take such further action as may be required to carry out the transactions contemplated herein, including, without limitation, the execution of such other documents as may be reasonably necessary. Debtor shall not be responsible for payment of transfer taxes or recording fees upon recordation of the Deed;

         9. Regardless of whether this case is ultimately dismissed, Judge Ronald J. Barliant shall have jurisdiction to resolve any disputes relating to this Order or to enforce the terms hereof;

         10. Other than as specifically set forth herein and in that certain Release, Indemnity and Hold Harmless Agreement, executed by the Debtor and Vinland on May 2, 1995, Vinland and the Debtor, for themselves and their respective officers, directors, general partners, agents, attorneys, representatives, affiliates, successors and assigns, hereby release, to the fullest extent possible, each other from any and all claims, demands, causes of action, suits, costs, damages, penalties, expenses, liabilities, and obligations, arising at any time prior to the date hereof or at any time in the future;





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         11.     Vinland may record the Deed at any time after its receipt.
Until such time as the Deed is recorded, the Debtor shall be named as an additional insured on any insurance policies covering the Property; and

         12.     The Motion is hereby withdrawn.

Dated:  September 7, 1995                  ENTER:

                                                       ENTERED
                                                     SEP  7 1995

                                           -----------------------------------
                                           Honorable Susan Pierson Sonderby
                                           United States Bankruptcy Judge

AGREED AND ACCEPTED:

Vinland Property Trust

By: /s/ MICHAEL M. EIDELMAN
   -----------------------------------
         One of Its Attorneys

         Michael M. Eidelman
         ALTHEIMER & GRAY
         10 South Wacker Drive
         Suite 4000
         Chicago, IL 60606
         (312) 715-4000



Polynesia Village Associates

By: /s/ BRUCE M. FRIEDMAN
   -----------------------------------
         One of Its Attorneys

         Bruce M. Friedman
         Joel A. Stein
         LASER POKORNY SCHWARTZ
          FRIEDMAN & ECONOMOS, P.C.
         205 N. Michigan Avenue
         Suite 3800
         Chicago, IL 60601
         (312) 540-0600







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FILED FOR RECORD AT REQUEST OF

WHEN RECORDED RETURN TO

Name
    --------------------------------------------------

Address
       -----------------------------------------------

City, State
           -------------------------------------------

================================================================================

                                QUIT CLAIM DEED

THE GRANTOR, POLYNESIA VILLAGE ASSOCIATES, an Illinois limited partnership keys and quit claims to

following described real estate, situated in the County of Pierce State of Washington, other with all after acquired title of the grantor(s) therein:

                        (See attached Legal Description)

Dated: August  , 1995

                                  POLYNESIA VILLAGE ASSOCIATES, an Illinois limited partnership

                                  By:  Its General Partners


                                       -----------------------------------
                                       Michael Kolodny

                                       Hallmark Equities III, Inc.

                                  By:
                                       -----------------------------------
                                       Its: President


================================================================================

STATE OF ILLINOIS         )
                          ) ss.
COUNTY OF COOK            )

         On this ___ day personally appeared Michael A. Kolodny to me known to be the individual described in and ________ executed the foregoing instrument, and acknowledged that he signed the same ________ free and voluntary act and deed, ________ and purposes therein mentioned.

      ________ under my hand and official seal this day of August  , 1995.

                  Notary Public in and for the State of Illinois
                          residing at ________________


STATE OF ILLINOIS         )
                          ) ss.
COUNTY OF COOK            )

         On this ___ day of August 1995 before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Jeffrey Kolodny to me known to be the President of Hallmark Equities, Inc. the corporation that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he is authorized to execute the said instrument and that the seal affixed is the corporate seal of said corporation.

         Witness my hand and official seal hereto affixed the day and year first above written.

                  Notary Public and for the State of Illinois
                          residing at ________________





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                                 EXHIBIT "A"


PARCEL A:

Commencing at the Northeast corner of the Southeast 1/4 of the Southwest 1/4 of
Section 35, Township 21 North, Range 2 East of the W.M.; THENCE South 00 degrees 01'17" East along the East line of the Southwest 1/4 of Section 35,
825.00 feet; THENCE North 89 degrees 53'07" West 720.00 feet; THENCE North 00 degrees 01'17" West, 130.00 feet; THENCE North 89 degrees 53'07" West 276.00 feet; THENCE South 30 degrees 49'20" West 87.77 feet; THENCE North 89 degrees 53'07" West 80.00 feet to the true point of beginning; THENCE South 89 degrees 53'07" East 80.00 feet; THENCE North 30 degrees 49'20" East 87.77 feet; THENCE South 89 degrees 53'07" East 106.00 feet to a point on a curve to the left having a tangent at this point which bears North 12 degrees 25'42" West; THENCE Northwesterly along said curve having a radius of 475.00 feet, a central angle of 35 degrees 06'46" for an arc length of 291.10 feet; THENCE North 29 degrees 58'43" East 164.75 feet; THENCE North 60 degrees 01'17" West 125.00 feet; THENCE North 00 degrees 01'17" West 242.09 feet to the North line of the Southeast 1/4 of the Southwest 1/4 of Section 35; THENCE South 89 degrees 53'07" East along said North line 30.00 feet; THENCE North 00 degrees 01'17" West 99.39 feet to a point on a curve to the right having a tangent at this point which bears South 57 degrees 19'26" West; THENCE Southwesterly along said curve having a radius of 630.00 feet, a central angle of 18 degrees 31'21" for an arc length of 203.67 feet; THENCE South 75 degrees 50'47" West 71.21 feet; THENCE South 02 degrees 58'01" East 98.59 feet; THENCE South 06 degrees 15'54" West 378.91 feet to the West line of the Southeast 1/4 of the Southwest 1/4 of
Section 35; THENCE South 00 degrees 07'04" East along said West line 595.00 feet; THENCE South 23 degrees 00'00" East 115 feet, more or less, to the North Right-of-Way line of Primary State Highway No. 14 as conveyed to the State of Washington by Deed recorded under Auditor's File No. 1728994; THENCE Easterly along said Right-of-Way line to a point South 00 degrees 07'04" East of the true point of beginning; THENCE North 00 degrees 07'04" West 400.12 feet to the true point of beginning.

Situate in the City of Tacoma, County of Pierce, State of Washington.



                         LEGAL DESCRIPTION CONTINUED
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PARCEL B:

Commencing 825.00 feet South 0 degrees 01'17" East and 50.00 North 89 degrees 53'07" West of the Northeast corner of the Southeast 1/4 of the Southwest 1/4 of Section 35, Township 21 North, Range 2 East of the W.M.; THENCE North 89 degrees 53'07" West 210.00 feet to the true point of beginning; THENCE North 89 degrees 53'07" West 460.00 feet; THENCE North 0 degrees 01'17" West parallel to East line of said subdivision a distance of 825.00 feet to North line of said subdivision; THENCE North 89 degrees 52'13" West along said North line 339.00 feet; THENCE South 0 degrees 01'17" East parallel to said East line 242.09 feet; THENCE South 60 degrees 01'17" East 125.00 feet; THENCE South 29 degrees 58'43" West 164.75 feet to a point on a curve to the right having a tangent bearing at this point South 47 degrees 32'28" East; THENCE Southeasterly along said curve having a radius of 475.00 feet through a central angle of 35 degrees 06'46" for an arc length of 291.10 feet; THENCE North 89 degrees 53'07" West
106.00 feet; THENCE South 30 degrees 49'20" West 87.77 feet; THENCE North 89 degrees 53'07" West 80.00 feet; THENCE South 0 degrees 07'04" East 400.12 feet to a point on the North line of Right-of-Way of Primary State Highway No. 14 as conveyed to the State of Washington by Deed recorded under Auditor's File No. 1728994; THENCE Easterly along said North Right-of-Way line to a point located South 00 degrees 01'17" East from the true point of beginning; THENCE North 00 degrees 01'17" West 286.86 feet to the true point of beginning.

Situate in the City of Tacoma, County of Pierce, State of Washington.


PARCEL C:

Commencing at the Northeast corner of the Southeast 1/4 of the Southwest 1/4 of
Section 35, Township 21 North, Range 2 East of the W.M.; THENCE South 0 degrees 01'17" East along the East line of said subdivision 825.00 feet; THENCE North 89 degrees 53'07" West 90.00 feet to the true point of beginning; THENCE continuing North 89 degrees 53'07" West 170.00 feet; THENCE South 0 degrees 01'07" East parallel with the East line of said Southeast 1/4 of the Southwest 1/4 of Section 35, 225.21 feet to a line parallel with and 60.00 feet Northerly as measured at right angles thereto; of the Northerly Right-of-Way line of Primary State Highway No. 14, as conveyed to the State of Washington by Deed recorded under Auditor's File No. 1728994; THENCE North 76 degrees 42'43" East along said parallel line 174.66 feet to a line parallel with and 90.00 feet West of East line of the Southeast 1/4 of the Southwest 1/4 of said Section 35; THENCE North 0 degrees 01'17" West along said parallel line 184.73 feet to the true point of beginning.

Situate in the City of Tacoma, County of Pierce, State of Washington.



                         LEGAL DESCRIPTION CONTINUED

PARCEL D:

Commencing at the Northeast corner of the Southeast 1/4 of the Southwest 1/4 of
Section 35, Township 21 North, Range 2 East of the W.M.; THENCE South 0 degrees 01'17" East along the East line of said subdivision 825.00 feet; THENCE North 89 degrees 53'07" West 50.00 feet to the West line of Pearl Street and the True Point of Beginning; THENCE continuing North 89 degrees 53'07" West 40 feet to the East line of the above described Parcel C; THENCE South 0 degrees 01'17" East along said East line 184.73 feet to the Southeast corner of said Parcel C; THENCE South 76 degrees 42'43" West along the South line of said Parcel C, said line being parallel with and 60 feet Northerly, as measured at right angles to the Northerly Right-of-Way line of Primary State Highway No. 14, as conveyed to the State of Washington by Deed recorded under Auditor's File No. 1728994,
174.66 feet, to intersect the most Easterly line of the above described Parcel B; THENCE South 0 degrees 01'17" East, along the most Easterly line of said Parcel B, to intersect said Northerly Right-of-Way line of Primary State Highway No. 14; THENCE Easterly along said Northerly Right-of-Way line, to a point on the West line of Pearl Street, said point being 50 feet West of the East line of said Southeast 1/4 of the Southwest 1/4 of Section 35; THENCE North 0 degrees 01'17" West along a line parallel with the East line of said subdivision, 236.85 feet to the point of beginning.

Situate in the City of Tacoma, County of Pierce, State of Washington.

                                Escrow Agreement

Chicago, IL                                                    September 7, 1995

         Simultaneously with the execution and delivery of this Escrow Agreement, Polynesia Village Associates ("Debtor") has delivered the attached Quitclaim Deed (the "Deed"), receipt of which is hereby acknowledged, to Melanie Rovner Cohen as Escrow Agent ("Escrow Agent"). Upon her receipt from Vinland Property Trust ("Vinland") or its nominee of $100,000.00 in cash or in the form of a cashier's or certified check made payable to the Debtor ("Proceeds"), the Escrow Agent is hereby authorized and directed to simultaneously deliver the Deed to Vinland or its nominee and the Proceeds to Bruce Friedman. The proceeds shall be delivered to the Escrow Agent between January 1, 1996 and February 22, 1996. In the event the Escrow Agent does not receive the Proceeds by February 23, 1996, Escrow Agent is authorized and directed to return the Deed to the Debtor.

         Escrow Agent is hereby expressly authorized to disregard any and all notices or warnings given by any one of the parties hereto regarding the deed or by any other person or corporation. The Escrow Agent is hereby expressly authorized to regard and to comply with and obey any and all orders, judgments or decrees entered by the Honorable Susan Pierson Sonderby, the bankruptcy judge presiding over Debtor's bankruptcy case, in Case No. 92 B 19309. In the event that the Escrow Agent obeys or complies with any such order, judgment or decree, she shall not be liable to any of the parties hereto or any other person, firm or corporation by reason of such compliance, notwithstanding that any such order, judgment or decree is subsequently reversed, modified, annulled, set aside or vacated.

         The parties hereto agree that they shall hold the Escrow Agent harmless and indemnify her in connection with any acts taken or not taken by her relating to this Agreement. Any expenses which the Escrow Agent incurs in connection with the preparation and administration of this Escrow Agreement shall be borne by Vinland. Any expenses, including without limitations attorneys' fees and expenses, which the Escrow Agent incurs as a result of a breach of the provisions of this Escrow Agreement by either Vinland or the Debtor, shall be borne by the party causing the breach.

Polynesia Village Associates "Debtor"      Vinland Property Trust "Vinland"
By:                                        By:
   ---------------------------------          ---------------------------------
Its:                                       Its:
   ---------------------------------          ---------------------------------

Accepted: Melanie Rovner Cohen, Escrow Agent

By:
   ---------------------------------